ETFMG ALTERNATIVE HARVEST ETF ETF Trading Symbol: MJ Listed on NYSE Arca, Inc. Summary Prospectus January 31, 2023 www.etfmgfunds.com
Before you invest, you may want to review the ETFMG Alternative Harvest ETF (the “Fund”) prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated January 31, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://etfmg.com/funds/mj/. You can also get this information at no cost by calling 1-844-ETFMGRS (383-6477) or by sending an e-mail request to info@etfmg.com.
Investment Objective
The ETFMG Alternative Harvest ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the "Index").
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1,2]	0.19%
Total Annual Fund Operating Expenses	0.94%
Less: Fee Waiver[3]	(0.19%)
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.75%
1Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.19% that is attributed to acquired fund fees and expenses.
2Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year.
3The Fund’s investment adviser, ETF Managers Group LLC (the “Adviser”), has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses related to any investment in ETFMG U.S. Alternative Harvest ETF. This arrangement will remain in effect through at least March 31, 2024, and prior to such date the Adviser may not terminate the arrangement without the approval of the Board of Trustees of the Trust.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”)) of companies across the globe, including U.S. companies, that (i) engage in the cultivation, production, marketing or distribution of cannabis, including industrial hemp; (ii) engage in the production, marketing, transportation or distribution of products containing cannabis, including industrial hemp, for medical or non-medical purposes, including, but not limited to, drugs, supplements, or food products (the companies in categories (i) and (ii) are “Cannabis Companies”); (iii) engage in the creation, marketing, transportation or distribution of prescription drugs, supplements or food products that utilize cannabinoids as an ingredient (“Pharmaceutical Companies”); (iv) trade tobacco or produce tobacco products, such as cigarettes, cigars or electronic cigarettes; (v) produce cigarette and cigar components, such as cigarette paper and filters; (vi) engage in the creation, production and distribution of fertilizers, plant foods, pesticides or growing equipment to be used in the cultivation of cannabis or tobacco; or (vii) provide other products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services. A company is considered to be a “U.S. Cannabis Company” if it derives more than 50% of its revenue from the activity described in categories (i), (ii), (iii), or (vii) within the United States.
The Fund will only directly invest in companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not hold direct ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including United States (“U.S.”) federal and state laws. Because the Fund only holds securities of companies that are currently engaged exclusively in legal activities under applicable national and local laws, the Fund will not hold equity securities of any company that engages in the cultivation, production or distribution of marijuana or products derived from marijuana for medical or non-medical purposes in a particular country, including the United States, unless and until such time as the cultivation, production or distribution of medical or non-medical marijuana, as applicable, becomes legal under all local and national laws governing the company in such country.
“Applicable national and local laws” refers to (i) controlled substance laws and regulations or (ii) food, drug, and cosmetics, or equivalent laws and regulations under whose jurisdiction the company is subject that govern the cultivation, production or distribution, for medical or non-medical purposes, of marijuana in a particular country. “Hemp” refers to cannabis plants with a tetrahydrocannabinol (“THC”) concentration of not more than 0.3% on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof.
The Pharmaceutical Companies produce, market or distribute drug products that use cannabinoids to create government approved drugs. Cannabinoids are extracts from the cannabis plant and include tetrahydrocannabinol, cannabidiol (“CBD”), dronabinol and nabilone. All Pharmaceutical Companies that are held by the Fund have the necessary permits and licenses to engage in lawful medical research using cannabinoids to produce government approved drugs, or to otherwise produce, market or distribute such drugs. This activity is distinct from the “medical marijuana” business, which refers to the use of the cannabis leaf, as opposed to specific extracts in pharmaceutical form, to alleviate the symptoms of injury or illness.
As of the date of this prospectus, the Fund does not directly invest in companies that grow or distribute marijuana inside of the U.S. or any “medical marijuana” companies in the United States. The Fund may, however, hold securities of companies that have a business interest in the hemp and hemp-based products markets within the United States. If U.S. federal law changes in the future and these cannabis-related business activities become legal at the federal level, the Fund may begin directly investing in U.S. listed companies in the cannabis and hemp ecosystem in accordance with the Fund’s investment objective and principal investment strategy.
The initial universe of companies engaged in the above activities is determined based on proprietary research and analysis conducted by the Index Provider. The Index Provider uses a variety of publicly available resources for such analysis, including shareholder reports of issuers or the Bloomberg Terminal, to determine whether a company is engaged in one of the businesses described in categories (i)-(vii), above. The Index universe is then screened to eliminate the stocks that have a market capitalization of less than $200 million ($100 million for U.S. Cannabis Companies) or a three-month average daily trading value of less than $500,000 ($100,000 for U.S. Cannabis Companies). Additionally, component securities of the Index must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable for a U.S.-based fund.
The Index may also consist of U.S.-listed common stocks of Special Purpose Acquisitions Corporations (“SPACs”) that have been organized with the stated purpose of acquiring one or more operating businesses that would otherwise be eligible for inclusion in the Index (a SPAC-derived company). A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. If a SPAC that is included in the Index announces a Combination with an operating company that will be eligible for inclusion in the Index, the pre-Combination SPAC and, subsequently, the SPAC-derived company will continue to be included in the Index, so long as it continues to satisfy the remaining eligibility criteria. If the SPAC announces a Combination with a non-qualifying business, the SPAC will be removed from the Index at the time of the next Index reconstitution.
The Index is developed and owned by Prime Indexes (the “Index Provider”), and the Index is calculated and maintained by Solactive AG. The Index Provider is not affiliated with Solactive AG, the Fund, the Fund’s investment adviser, and the Fund’s distributor.
The Index is reconstituted and rebalanced quarterly. The companies in the Index are weighted using a proprietary weighting methodology that weights securities either by market capitalization or in equal amounts, depending on how heavily the issuer is engaged in the businesses described in categories (i) or (ii), above. As of January 10, 2022, the Index had 40 constituents. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
The Fund will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index (the “80% Policy”). The Fund may invest up to 20% of its total assets in securities that are not in the Index to the extent that the Fund’s investment adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund may invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. The Fund may invest a significant portion of its assets in exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of component securities of the Index and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Index component companies without owning or taking physical custody of such security. The Fund may pursue its investment objective by investing in an affiliated series of ETF Managers Trust, ETFMG U.S. Alternative Harvest ETF. ETF Managers Group, LLC, investment adviser to the Fund, serves as the investment adviser to ETFMG U.S. Alternative Harvest ETF.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.
The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
Industry Concentration: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal, step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes and, in the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, begin using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions by the DOJ could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.
Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production.
Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.
Non-U.S. Regulatory Risks of the Marijuana Industry: The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
Operational Risks of the Marijuana Industry: Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.
United States Regulatory Risks of CBD and Hemp: The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The

FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.
Other Investment Companies Risk: The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
Swap Risk: The Fund may invest in ETFs that may invest in swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if an ETF enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the ETF may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the ETF’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the ETF will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the ETF worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the ETF may achieve with them.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Associated Risks of Investments in SPACs: The Fund invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Because the SPACs included in the Index will be designed to pursue acquisitions only within certain industries or regions, their stock prices may experience greater volatility than stocks of other SPACs.
Associated Risks of SPAC-Derived Companies: The Fund invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks in which the Fund invests may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Consumer Staples Sector Risk: The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.
Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Health Care Companies Risk: Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.
Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Non-Cannabis Related Business Risk: Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in the principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Risks Related to Investing in Canada: Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.
Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.
Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year, five years, and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. On December 26, 2017, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to December 26, 2017 is likely to have differed had the Fund’s current investment strategy been in effect during those periods.
Updated performance information is available on the Fund’s website at www.etfmg.com.
Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 59.25% (quarter ended March 31, 2021) and the Fund’s lowest return for a calendar quarter was -43.18% (quarter ended June 30, 2022).

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	Since Inception 12/3/2015
ETFMG Alternative Harvest ETF
Return Before Taxes	-60.18%	-31.12%	-18.02%
Return After Taxes on Distributions	-60.68%	-31.97%	-19.66%
Return After Taxes on Distributions and Sale of Fund Shares	-35.50%	-18.45%	-10.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	11.33%
Solactive Latin America Real Estate Index/Prime Alternative Harvest Index (reflects no deduction for fees, expenses or taxes)[1]	-60.72%	-32.09%	-18.64%
1 The table reflects performance of the Solactive Latin America Real Estate Index through December 26, 2017 and the Prime Alternative Harvest Index thereafter.

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, has been the Fund’s portfolio manager since 2018. Frank Vallario, Chief Investment Officer of the Adviser, has been the Fund’s portfolio manager since 2019.
Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities” and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.etfmg.com.
Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Tax Information
The distributions made by the Fund generally are taxable to the Fund’s shareholders, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such IRA or other tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of the Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.